UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 17, 2010
Date of Report (Date of earliest event reported)

NORD RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	1-08733 (Commission File Number)	85-0212139 (IRS Employer Identification No.)

1 West Wetmore Road, Suite 203 Tucson, Arizona (Address of principal executive offices)	85705 (Zip Code)

520-292-0266
Registrant's telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS
Item	Description
2.02	Results of Operations and Financial Condition
9.01	Financial Statements and Exhibits

SECTION 2 - FINANCIAL INFORMATION

Item 2.02     Results of Operations and Financial Condition

On May 17, 2010, Nord Resources Corporation ("Nord") issued a news release, a copy of which is attached as Exhibit 99.1, which includes disclosure of certain financial results for the quarter ended March 31, 2010.

The information in Item 2.02 of this report, and the related information in Item 9.01 and the exhibit, are being furnished pursuant to Item 2.02 of Form 8-K and General Instruction B.2 of Form 8-K. Such information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01      Financial Statements and Exhibits
Exhibit No.	Exhibit
99.1	News release dated May 17, 2010*

*   Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
NORD RESOURCES CORPORATION
DATE: May 19, 2009	By: /s/ Wayne M. Morrison Wayne M. Morrison Chief Financial Officer